UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 11, 2014
Date of Earliest Event Reported: March 7, 2014

Calpian, Inc.
(Exact name of registrant as specified in its charter)

Texas	000-53997	20-8592825
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street, Suite 2850, Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 758-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On March 7, 2013, Calpian, Inc. (the “Company”) entered into a securities purchase agreement (the “SPA”) with Mr. Craig Hall (“Hall”) under which Hall purchased 1,000 newly-issued shares of Series C Convertible Preferred Stock (“Series C”), par value $0.001 per share.  The stated value of each share of Series C is $1,000.  Additionally, the Company granted Hall the option to purchase up to 4,000 additional Series C shares, on or prior to December 31, 2014.

Under the terms of the SPA, if the Company makes any private or public offering of equity securities (a “Financing Event”) before December 31, 2014, Hall may convert all or part of his Series C into that number of securities offered in any Financing Event determined by dividing the stated value of the Series C by a conversion price equal to the offering price in such Financing Event, subject to several adjustments.

Upon the earlier of (i) the Company raising an aggregate of $7,000,000 in equity financing; or (ii) December 31, 2014, the Company shall redeem Hall’s shares for a cash redemption payment to Hall at the stated value of the Series C shares; alternatively, Hall may convert his Series C into any securities offered in any Financing Event.

On March 7, 2014, the Company filed with the Secretary of State of the State of Texas (i) a Resolution Relating to a Series of Shares reducing the number of the Company’s authorized preferred stock designated as Series B Preferred Stock from 900,000 shares to 500,000 shares (the “Series B Resolution”); and (ii) a Certificate of Designation for the Series C, setting forth the rights, powers, and preferences of the Series C Preferred Stock (the “Series C Certificate of Designation”).

The foregoing summary of the terms of the SPA, the Series B Resolution and the Series C Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the text of the SPA, the Series B Resolution and the Series C Certificate of Designation, which are filed as exhibits herewith.

Item 3.02    Unregistered Sales of Equity Securities.

The information provided in Item 1.01 is incorporated herein by reference.

The Company relied on the exemption from registration under Section 4(2) of the Securities Act or Rule 506 of Regulation D for purposes of the private placement.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in Item 1.01 is incorporated herein by reference.  In connection with the foregoing, the Board of Directors of the Company approved and adopted, and the Company filed with the Secretary of State of the State of Texas, (i) the Series B Resolution; and (ii) the Series C Certificate of Designation.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Resolution Relating to a Series of Shares
3.2	Certificate of Designation of Series C Convertible Preferred Stock
10.1	Stock Purchase Agreement
99.1	Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

CALPIAN, INC.

Date: March 11, 2014	By:	/s/ Scott S. Arey
Scott S. Arey
Chief Financial Officer

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